Supplement dated February 29, 2012
to the Class A, Class C, and Class P Prospectus
for Principal Funds, Inc.
dated December 30, 2011
(as supplemented on January 30, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

Delete footnotes 2 and 3 at the top of page 48 and substitute:

(2) The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00%
on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, B, C, and J shares.

(3) The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00%
on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, B, C, and J shares.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

On pages 52-53, delete the text under the sub-heading “Commissions, Finders’ Fees, and Ongoing Payments”
and substitute:

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the
Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $500,000 or more depending on the Fund purchased), excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See “Choosing a Share Class” for more details.

In the case of Class A shares, in lieu of commissions, the Distributor may pay intermediaries a finders' fee on initial investment by qualified retirement plans in omnibus accounts which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial investment that the transaction is eligible for the payment of a finders' fee. The finders' fee on such initial investments may be up to 1.00% on initial investments between $500,000 and $4,999,999, 0.50% on initial investments between
$5 million and $49,999,999, 0.25% on initial investments of $50 million or more. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The intermediary shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finders' fee to the Distributor to the extent assets are liquidated within 12 months of the initial investment or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.

Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.

In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary in an amount equal to 1.00% of your investment. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

See "Choosing a Share Class and The Costs of Investing" for more details.

On page 53, under the sub-heading “Additional Payments to Intermediaries”, add the following language after the fourth paragraph in the section:

The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of
Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.

The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.

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